Item 1: Report to Shareholders

GNMA Fund	November 30, 2006

The views and opinions in this report were current as of November 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Bond investors enjoyed solid returns in the six and 12 months ended November 30, 2006. Longer-term bonds performed well in response to the Fed’s decision in August not to raise interest rates for the first time in over two years. With the federal funds rate moving to 5.25% in June, on the other hand, shorter-term securities returned good current income to their holders. The overall mortgage sector fared even better than the broader bond market, although GNMAs did not quite keep pace with other types of mortgage securities. Your fund performed well in this environment, and our returns benefited from our inclusion of non-GNMA securities.

ECONOMY AND INTEREST RATES

The U.S. economy began to slow during the past six months as higher interest rates exerted an increasing drag on growth. The slowdown was most apparent in the housing sector, which had provided a significant stimulus to the economy since the last recession. New home construction slowed considerably, and housing prices began to fall, especially in markets that had seen rapid appreciation over the past several years. Flat or falling prices and higher mortgage rates also crimped consumer spending, as homeowners were less able to draw on any equity they had accumulated to finance home improvements and other types of spending.

Consumers saw a silver lining in gasoline prices, which began to fall in midsummer as oil prices fell from over $70 to below $60 per barrel. Also, the labor market remained strong, and the unemployment rate dropped to a five-year low of 4.4% by October before creeping back to 4.5% in November. Consumers showed increasing signs of fatigue; however: prominent retailers began to warn of disappointing sales growth, and measures of consumer confidence, which had rebounded sharply following last year’s hurricanes, began to drift lower by the end of the period. Business investment began to moderate as well. As a result, growth in gross domestic product decelerated from a pace of 5.6% in the first quarter, to 2.6% in the second, and only 2.2% in the third. While the consumer price index declined in response to falling gas prices, core inflation gauges, which exclude food and energy prices, remained elevated throughout the period.

On June 29 the Federal Reserve raised interest rates for the 17th time since June 2004, bringing the federal funds rate to 5.25%. Following the Fed’s move, however, the market began to price in a change in monetary policy, and interest rates for all but the shortest securities fell significantly. Despite the rather hawkish tone about inflation coming from Fed officials, investors have continued to believe that the Fed’s next move will be to lower interest rates. Nevertheless, the yield on the 10-year Treasury has had a tendency to move higher over the past six months whenever investors lost some of their confidence in a Fed ease—only to fall again once confidence was restored.

As short-term rates rose, long-term rates remained anchored. This resulted in an inversion of the Treasury yield curve, an unusual situation in which short-term money market rates were higher than 10- and 30-year rates. Typically, when the Fed is in a tightening mode, Treasury yields rise across all maturities. The lower rates at the long end of the Treasury curve have likely been driven by foreign demand for U.S. dollar-denominated investments, as well as pension reform and low inflation expectations.

PERFORMANCE AND STRATEGY REVIEW

The GNMA Fund returned 4.98% for the six-month period ended November 30, 2006, and 5.28% for the 12-month period. As shown in the table, the portfolio outpaced its peer group of funds as represented by the Lipper GNMA Funds Average, while trailing the Lehman index. The fund’s net asset value (NAV) rose by $0.22 over the past six months, which was complemented by $0.23 in dividends paid out over the period; over the 12-month period, the fund’s NAV rose by $0.02, and the fund paid out $0.46 in dividends.

The Fed’s program of transparency—that is, the policymakers’ pattern of clearly relaying their intentions and then following through on them—kept interest rate volatility low over the past 12 months. The 10-year Treasury started the one-year period at around 4.52% and ended at 4.46%, while staying within a range of 4.32% to 5.25% . Such a low-volatility environment is favorable for mortgages because homeowners are less likely to refinance.

Strong demand meant that spreads—or the yield differential between mortgage securities and Treasuries of equal duration—also shrunk to historically tight levels during the year. This helped mortgages outpace the returns of equal-duration Treasuries by 86 basis points (0.86%) over the 6-month period ended November 30. (Duration is a measure of a bond or bond fund’s sensitivity to interest rates; please see the glossary for a more detailed explanation.)

GNMAs did not quite keep pace with the conventional mortgage sector, returning only 56 basis points more than Treasuries. Demand for GNMAs softened as foreign investors, who strongly favored GNMAs in 2005, branched out to other mortgages. Additionally, for the first time in years, the net supply of GNMAs (new supply less retired issues) turned positive, albeit not significantly so.

For most of the period, we held a longer duration than the benchmark, which helped our relative performance. Additionally, the new prospectus guidelines allowed us to increase the portfolio’s diversification through the inclusion of issues with more attractive structures, such as commercial mortgage-backed securities (CMBS). These also contributed positively to returns.

Conversely, our overweight in 15-year GNMA securities detracted as they did not respond as well to declining volatility as their 30-year counterparts. We are maintaining our investment in these holdings, however, due to their more stable cash flows and because they are no longer being issued and would be nearly impossible to replace in the portfolio.

OUTLOOK

Our thoughts on the mortgage sector are positive going forward, even though the securities are trading at fairly rich levels—in other words, they offer relatively modest additional yield compared with Treasuries. With the Fed on hold for the near term, and maybe longer, we believe interest rates will stay range bound. Also, even though volatility in the broader fixed-income market has fallen in the past year, we expect that it can continue to fall—and support mortgage prices—due to dynamics in the corporate bond market. Finally, we believe that as money managers look for additional yield and as foreign investors continue to need dollar-denominated securities, mortgages should continue to do well. The largest risk to this favorable scenario is a significant decline in longer-term interest rates, which would spur a new round of refinancings. Whether this occurs will depend greatly on the strength of the economy, inflation pressures, and whether investors have guessed correctly that the Fed will lower rates in 2007.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Connice A. Bavely
Chairman of the Investment Advisory Committee
GNMA Fund

December 15, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Basis point: One one-hundredth of one percentage point, or 0.01% .

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation (CMO): Collateralized mortgage obligations are investment-grade bonds that are backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk. Those classes with less risk generally yield less than other mortgage-backed securities.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

Extension risk: As interest rates rise, the likelihood of prepayment decreases, and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period of time.

Implied volatility: A theoretical value designed to represent the volatility of the security underlying an option as determined by the price of the option. It is a representation of the market’s best estimate for future volatility.

Lehman Brothers U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Lipper averages: The averages of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: The excess of the current interest rate over the current inflation rate.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Weighted average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights | For a share outstanding throughout each period

	6 Months Ended 11/30/06‡	Year Ended 5/31/06‡	5/31/05‡	5/31/04	5/31/03	5/31/02
NET ASSET VALUE						
Beginning of period	$ 9.21	$ 9.63	$ 9.54	$ 9.89	$ 9.61	$ 9.40
Investment activities						
Net investment income	0.22	0.39	0.37	0.30	0.37	0.52
Net realized and unrealized gain (loss)	0.23	(0.36)	0.16	(0.26)	0.30	0.21
Total from investment activities	0.45	0.03	0.53	0.04	0.67	0.73
Distributions						
Net investment income	(0.23)	(0.45)	(0.44)	(0.39)	(0.39)	(0.52)
NET ASSET VALUE						
End of period	$ 9.43	$ 9.21	$ 9.63	$ 9.54	$ 9.89	$ 9.61

Ratios/Supplemental Data

Total return^	4.98%	0.32%	5.66%	0.45%	7.07%	7.95%
Ratio of total expenses to average net assets	0.64%†	0.66%	0.67%	0.69%	0.70%	0.69%
Ratio of net investment income to average net assets	4.70%†	4.14%	3.90%	3.23%	3.68%	5.33%
Portfolio turnover rate	70.0%¤†	135.1%¤	167.0%¤	302.1%¤	385.8%¤	145.2%¤
Net assets, end of period (in millions)	$ 1,261	$ 1,218	$ 1,418	$ 1,307	$ 1,466	$ 1,223

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

¤ The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions (see Note 2); had these transactions been excluded from the calculation, the portfolio turnover for the periods ended 11/30/06, 5/31/06, 5/31/05, 5/31/04, 5/31/03 and 5/31/02 would have been 66.1%, 89.9%, 85.2%, 146.6%, 135.5% and 72.0%, respectively.

† Annualized

The accompanying notes are an integral part of these financial statements.

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Portfolio of Investments †

(Amounts in 000s)

	$ Par/Shares	Value
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 88.0%		
U.S. Government Agency Obligations± 3.7%		
Federal Home Loan Mortgage, ARM		
5.08%, 3/1/36	2,445	2,420
5.14%, 1/1/36	6,198	6,225
6.07%, 10/1/36	3,000	3,030
6.13%, 10/1/36	3,073	3,429
6.22%, 8/1/36	3,373	3,112
Federal National Mortgage Assn., 5.00%, 7/1/33	6,039	5,917
Federal National Mortgage Assn., ARM		
5.05%, 7/1/35	4,787	4,748
5.06%, 8/1/36	4,482	4,460
5.12%, 10/1/35	1,531	1,523
6.00%, 8/1/36	3,534	3,586
Federal National Mortgage Assn., TBA, 7.00%, 1/1/33	7,939	8,152
U.S. Department of Veteran Affairs, CMO, VR, 9.62%, 3/15/25	440	470
		47,072
U.S. Government Obligations 84.3%		
Government National Mortgage Assn.		
4.00%, 9/15/18	11,283	10,808
4.50%, 2/15/21 - 1/15/34	11,891	11,526
5.00%, 10/15/17 - 11/15/34	200,366	197,534
5.50%, 7/15/14 - 9/15/35	274,490	274,845
6.00%, 11/15/08 - 2/15/36	260,419	264,745
6.50%, 12/15/14 - 5/15/36	107,660	110,800
7.00%, 3/15/13 - 10/20/36	64,605	66,689
7.50%, 3/15/07 - 9/15/32	12,358	12,843
8.00%, 3/15/14 - 3/15/30	7,493	7,864
8.50%, 7/15/08 - 2/20/23	1,809	1,911

ASSET-BACKED SECURITIES 1.2%

Auto Backed 0.7%		
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A4A 5.32%, 3/20/10 (1)	7,625	7,676
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class B 5.50%, 4/20/10 (1)	1,120	1,129
		8,805
Home Equity Loans Backed 0.1%		
Residential Asset Mortgage Products Series 2003-RZ4, Class M1, VR 5.27%, 10/25/33	508	501
		501
Other Asset-Backed Securities 0.4%		
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (1)	2,998	3,055
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (1)	1,925	1,938
		4,993
Total Asset-Backed Securities (Cost $14,194)		14,299

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 7.8%

Commercial Mortgage Backed Securities 6.2%		
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, CMO, VR 5.895%, 9/11/38	13,100	13,712
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4, CMO 5.54%, 9/11/41	6,200	6,397

Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, CMO, VR 5.40%, 7/15/44	6,900	6,974
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5, CMO 5.617%, 10/15/48	6,225	6,462
Credit Suisse Mortgage Capital Certification Series 2006-C4, Class A3, CMO 5.467%, 9/15/39	5,000	5,122
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2, CMO 4.305%, 8/10/42	6,350	6,215
LB-UBS Commercial Mortgage Trust Series 2005-C1, Class A4, CMO 4.742%, 2/15/30	5,145	5,037
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4, CMO 5.156%, 2/15/31	15,500	15,515
Morgan Stanley Capital I Series 2006-T23, Class A4, CMO 5.983%, 8/12/41	6,555	6,842
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, Class A4, CMO, VR 5.624%, 10/15/48	6,225	6,437
		78,713
Whole Loans Backed 1.6%		
GSR Mortgage Loan Trust Series 2005-AR6, Class 3A1, CMO, VR 4.561%, 9/25/35	3,622	3,584
Washington Mutual Mortgage Securities Corporation Series 2005-AR3, Class A2, CMO, VR 4.642%, 3/25/35	2,284	2,263
Wells Fargo Mortgage Backed Securities Trust Series 1006-AR16, Class A1, CMO, VR 5.702%, 10/25/36	5,722	5,751
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, VR 4.803%, 1/25/34	3,508	3,448

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,244,011)	$ 1,241,140
Affiliated companies (cost $40,581)	40,581
Total investments in securities	1,281,721
Interest receivable	5,962
Receivable for shares sold	124
Other assets	27
Total assets	1,287,834
Liabilities	
Payable for investment securities purchased	25,260
Payable for shares redeemed	545
Investment management fees payable	470
Due to affiliates	146
Other liabilities	575
Total liabilities	26,996
NET ASSETS	$ 1,260,838
Net Assets Consist of:	
Undistributed net investment loss	$ (6,976)
Undistributed net realized loss	(11,062)
Net unrealized loss	(2,884)
Paid-in capital applicable to 133,718,402 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	1,281,760
NET ASSETS	$ 1,260,838
NET ASSET VALUE PER SHARE	$ 9.43

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS

($ 000s)

	6 Months Ended 11/30/06
Investment Income (Loss)	
Income	
Interest	$ 32,114
Dividend	839
Total income	32,953
Expenses	
Investment management	2,822
Shareholder servicing	928
Custody and accounting	130
Prospectus, shareholder reporting and proxy	34
Registration	25
Legal and audit	10
Trustees	6
Miscellaneous	5
Total expenses	3,960
Expenses paid indirectly	(12)
Net expenses	3,948
Net investment income	29,005
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(2,442)
Futures	1,037
Net realized loss	(1,405)
Change in net unrealized gain (loss)	
Securities	31,570
Futures	85
Change in net unrealized gain	31,655
Net realized and unrealized gain	30,250
INCREASE IN NET ASSETS FROM OPERATIONS	$ 59,255

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price GNMA Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 26, 1985. The fund seeks high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in GNMA securities backed by the full faith and credit of the U.S. government.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact on the fund from FIN 48, which is effective for the fund’s fiscal year beginning June 1, 2007.

In September 2006, the Financial Accounting Standards Board (“FASB”) released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended November 30, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

TBA Purchase Commitments During the six months ended November 30, 2006, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the six months ended November 30, 2006, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $110,985,000 and $762,000, respectively, for the six months ended November 30, 2006. Purchases and sales of U.S. government securities aggregated $334,067,000 and $425,847,000, respectively, for the six months ended November 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2006.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year; consequently, $6,572,000 of realized losses recognized for financial reporting purposes in the year ended May 31, 2006, were recognized for tax purposes on June 1, 2006. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2006, the fund had $20,081,000 of unused capital loss carryforwards, of which $8,219,000 expire in fiscal 2012, $4,682,000 expire in fiscal 2013, and $7,180,000 expire in fiscal 2014.

At November 30, 2006, the cost of investments for federal income tax purposes was $1,284,592,000. Net unrealized loss aggregated $2,884,000 at period-end, of which $10,132,000 related to appreciated investments and $13,016,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended November 30, 2006, expenses incurred pursuant to these service agreements were $53,000 for Price Associates, $288,000 for T. Rowe Price Services, Inc., and $65,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2006, the fund was allocated $441,000 of Spectrum Funds’ expenses, of which $344,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2006, 43% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended November 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $839,000, and the value of shares of the T. Rowe Price Reserve Funds held at November 30, 2006, and May 31, 2006, was $40,581,000 and $46,458,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price GNMA Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 16, 2007